   As filed with the Securities and Exchange Commission on March 3, 1999
                                         Securities Act Registration No. 2-66407
                                Investment Company Act Registration No. 811-2992
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 29                        [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [_]

                             AMENDMENT NO. 28                                [X]
                        (Check appropriate box or boxes)

                                  -----------

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
               (Exact name of registrant as specified in charter)
           (formerly Prudential-Bache National Municipals Fund, Inc.)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7521

                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.
             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                       [X] immediately upon filing pursuant to paragraph (b)
                       [_] on        pursuant to paragraph (b)
                       [_] 60 days after filing pursuant to paragraph (a)(1)
                       [_] on (date) pursuant to paragraph (a), of Rule 485.
                       [_] on (date) pursuant to paragraph (a)(1)
                       [_] 75 days after filing pursuant to paragraph (a)(2)
                       [_] on (date) pursuant to paragraph (a)(2), of Rule
                       485.
                          If appropriate, check the following box:
                       [_] this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered .. Shares of Common Stock, par value $.01 per share.
--------------------------------------------------------------------------------
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


     TYPE OF FUND:
     _________________________________

     Tax - exempt bond

     INVESTMENT OBJECTIVE:
     _________________________________
     High level of current income
     exempt from federal income taxes


     PRUDENTIAL NATIONAL
     MUNICIPALS FUND, INC.

--------------------------------------------------------------------------------

PROSPECTUS: MARCH 3, 1999

As with all mutual funds, fil-
ing this prospectus with the
Securities and Exchange Com-
mission does not mean that the
SEC has approved or disap-
proved the Fund shares, nor
has the SEC determined that
this prospectus is complete or
accurate. It is a criminal of-
fense to state otherwise.
                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

   1 RISK/RETURN SUMMARY
   1 Investment Objective and Principal Strategies
   1 Principal Risks
   3 Evaluating Performance
   4 Fees and Expenses

   6 HOW THE FUND INVESTS
   6 Investment Objective and Policies
   8 Other Investments
   9 Derivative Strategies
  10 Additional Strategies
  11 Investment Risks

  13 HOW THE FUND IS MANAGED
  13 Manager
  13 Investment Adviser
  13 Portfolio Manager
  14 Distributor
  14 Year 2000 Readiness Disclosure

  15 FUND DISTRIBUTIONS AND TAX ISSUES
  15 Distributions
  16 Tax Issues
  17 If You Sell or Exchange Your Shares

  18 HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
  18 How to Buy Shares
  24 How to Sell Your Shares
  27 How to Exchange Your Shares

  30 FINANCIAL HIGHLIGHTS
  30 Class A Shares
  31 Class B Shares
  32 Class C Shares
  33 Class Z Shares

  35 THE PRUDENTIAL MUTUAL FUND FAMILY

     FOR MORE INFORMATION (Back Cover)

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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.   [GRAPHIC]     (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL NATIONAL MUNICIPALS FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. This means we normally invest at least 80% of the Fund's total assets in municipal bonds. The Fund's portfolio consists primarily of long-term municipal bonds of medium quality. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we look to invest wisely, all investments involve risk. Since the Fund invests primarily in long-term municipal bonds of medium quality, there is the risk that the bonds may lose value because interest rates change or because there is a lack of confidence in the borrower. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates.

   Bond prices and the Fund's net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Fund's portfolio may fall because the bonds the Fund holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

   In addition to interest rate changes, municipal bonds of medium quality have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities.

   Municipal bonds and, in particular, municipal leases may be subject to the risk that the borrower may not set aside funds to make the bond or lease payments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Risk/Return Summary
--------------------------------------------------------------------------------

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and the table below demonstrate the risk of investing in the Fund and how returns can change from year to year. The table shows how the Fund's average annual returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


                       [ANNUAL RETURN CHART APPEARS HERE]

Annual Returns/1/ (Class B shares)

1989    1990    1991    1992    1993     1994     1995     1996    1997   1998
----    ----    ----    ----    ----     ----     ----     ----    ----   ----
7.43%   5.95%  12.41%   8.49%  12.15%   -6.39%    16.49%   2.26%   9.35%  4.99%

BEST QUARTER: 6.26% (1st quarter of 1995) WORST QUARTER: -5.99% (1st quarter of
1994)


1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

-----------------------------------------------------------------------
                                1 YR 5 YRS 10 YRS SINCE INCEPTION
  Class A shares               2.25% 4.83%    N/A 7.28% (since 1-22-90)
  Class B shares             (0.01)% 4.90%  7.14% 8.57% (since 4-25-80)
  Class C shares               2.68%   N/A    N/A 6.20% (since 8-1-94)
  Class Z shares                 N/A   N/A    N/A N/A
  Lehman Muni Bond Index/2/    6.48% 6.22%  8.22% N/A
  Lipper Average/3/            5.32% 5.44%  7.68% N/A

1 The Fund's returns are after deduction of sales charges and expenses.

2 The Lehman Brothers Municipal Bond Index is an unmanaged index of over 21,000 municipal bonds which are generally representative of the long-term investment-grade municipal bond market. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The Lehman Muni Bond Index returns since inception of each class are % for Class A, % for Class B, % for Class C and % for Class Z shares. The Lipper returns since inception of each class are % for Class A, % for Class B, % for Class C and % for Class Z shares.
  Source: Lipper, Inc.

3 The Lipper Municipal Debt Funds Category is based on the average return of all mutual funds in this category. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees, and expenses that you may pay if you buy and hold each share class of the Fund--Class A, B, C, and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class is right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                            CLASS A CLASS B CLASS C  CLASS Z
  Maximum sales charge (load) imposed on         3%    None      1%       None
   purchases (as a percentage of offering
   price)

  Maximum deferred sales charge (load)         None   5%/2/   1%/3/       None
  (as a percentage of the lower of
  original purchase price or sale
  proceeds)

  Maximum sales charge (load) imposed on       None    None    None       None
  reinvested dividends and other
  distributions

  Redemption fees                              None    None    None       None

  Exchange fee                                 None    None    None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                            CLASS A CLASS B CLASS C CLASS Z/5/
  Management fees                              .48%    .48%    .48%        N/A
  + Distribution and service (12b-1)
  fees/4/                                      .30%    .50%   1.00%        N/A
  + Other expenses                             .15%    .15%    .15%        N/A
  = TOTAL ANNUAL FUND OPERATING EXPENSES       .93%   1.13%   1.63%        N/A
  - Fee waiver or expense reimbursement/4/     .05%    None    .25%       None
  = Net annual Fund operating expenses         .88%   1.13%   1.38%        N/A

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares will automatically convert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Fund's distribution and service fees have been restated to reflect current fee levels for Class A shares. For the fiscal year ending December 31, 1999, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A and Class C shares to .10 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

5 As of December 31, 1998 there were no Class Z shares outstanding.


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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce distribution and service fees for Class A, and Class C shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS 10 YRS
  Class A shares  $387  $583  $795 $1,404
  Class B shares  $615  $659  $722 $1,293
  Class C shares  $339  $585  $954 $1,993
  Class Z shares  $ 64  $202  $351 $  786

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS 10 YRS
  Class A shares  $387  $583  $795 $1,404
  Class B shares  $115  $359  $622 $1,293
  Class C shares  $239  $585  $954 $1,993
  Class Z shares  $ 64  $202  $351 $  786


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to SEEK A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. This means we invest substantially all, and, in any event, at least 80% of the value of the Fund's total assets in MUNICIPAL BONDS, which include MUNICIPAL NOTES. Municipal notes, like municipal bonds, are fixed-income securities issued by states and municipalities, except that municipal notes mature in one year or less. While we make every effort to achieve our objective, we can't guarantee success.
   Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from such issuer's general revenues and not from any particular source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source.

   The Fund's portfolio will consist primarily of long-term municipal bonds of medium quality. Although we will not be limited by ratings assigned by rating services, this means that the Fund's portfolio will be principally invested in medium-quality investment-grade municipal bonds, that is, bonds rated A and Baa by Moody's Investors Service (Moody's) and A and BBB by
Standard & Poor's Ratings Group (S&P), or comparably rated by another major rating service. A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of the company. An investor can evaluate the expected likelihood of debt repayment by an issuer by looking at its ratings as compared to another similar issuer. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics.
   Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis. The Fund, for example,
--------------------------------------------------------------------------------

MUNICIPAL BONDS

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.

--------------------------------------------------------------------------------


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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

may acquire municipal bonds rated below investment-grade, that is, HIGH- YIELD or JUNK BONDS, if, in the opinion of the investment adviser, the bonds have the characteristics of medium-rated securities. High-yield securities offer higher yields, but also offer greater price volatility and risk of loss of principal and income. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to medium-rated securities.

   In recent years, there has been a narrowing of the yield spreads between higher- and lower-quality municipal bonds and a reduction in the supply of medium-quality municipal bonds. As a result of these changing conditions in the municipal securities markets, the investment adviser has invested a substantial portion of the Fund's assets in higher-quality municipal bonds.

   The Fund may purchase secondary market insurance on municipal bonds it acquires. Although the insurance premium will reduce the yield on the insured bonds, the insurance will reduce the Fund's credit risk and may increase the insured bond's market value.

   The interest on municipal bonds generally is exempt from federal income taxes. The Fund, however, may hold certain private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). See "Distribution and Tax Issues-- Distributions."

   In seeking to achieve the Fund's investment objective, the investment adviser will purchase securities that it believes represent the best values based on yield, maturity, issue and quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and adjust the Fund's portfolio holdings accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information-- which we refer to as the SAI-- contains additional information about the Fund. To obtain a copy see the back cover page of this prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies are not fundamental.

OTHER INVESTMENTS

In addition to the above principal strategies, we may also make the following investments to increase the Fund's returns or protect its assets if market conditions warrant.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

   The Fund may also invest in floating rate bonds, variable rate bonds, inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted based on the market rate at a specified period. They generally allow the Fund to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less that the money the investor will receive when the municipality repays the amount borrowed (face value).

MUNICIPAL LEASE OBLIGATIONS

MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the facilities that were built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.



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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.       [GRAPHIC] (800) 225-1852

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   How the Fund Invests
--------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase municipal obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis, without limit. When the Fund makes this type of purchase, the price and rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The purchase price for these bonds includes interest accrued during the period between the date of purchase and the date the bonds are delivered, so there is no interest income during that period. There is a risk that the price the Fund pays at delivery may be more than the market value of the bonds on that date.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

In response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, we may take a temporary defensive position and invest without limit in municipal notes. Investing heavily in these securities can limit our ability to achieve our investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund's assets.


DERIVATIVE STRATEGIES

We may use alternative DERIVATIVES strategies to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as FINANCIAL FUTURES, INCLUDING INTEREST RATE FUTURES CONTRACTS, OPTIONS and OPTIONS ON FUTURES--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of an index. An option is the right to buy or sell a security, or in the case of an option on a future, the right to buy or sell a futures contract, in exchange for a premium.

  With derivatives, the investment adviser tries to predict if the underlying investment--a security, market index, currency, interest rate, or some other investment benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks-- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities, with legal or contractural restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices. This chart outlines the key risks and potential rewards of the Fund's principal and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 MUNICIPAL BONDS     . Credit risk--risk      . Tax-exempt inter-
                       that the borrower        est income (ex-
                       can't pay back           cept with respect
                       the money bor-           to certain bonds,
                       rowed or make in-        such as private
                       terest payments          activity bonds,
                                                which are subject
                                                to the federal
                                                alternative mini-
                                                mum tax (AMT))

 At least 80% of
 total assets un-
 der normal condi-
 tions
                     . Market risk--risk
                       that bonds will
                       lose value in the      . If interest rates
                       market because           decline, long-
                       interest rates           term yields
                       change or there          should be higher
                       is a lack of con-        than money market
                       fidence in the           yields
                       borrower
                     . Concentration
                       risk--risk that
                       bonds may lose
                       value because of
                       political or eco-
                       nomic events in
                       the geographic
                       region where the
                       Fund's invest-
                       ments are focused
                     . Risk that federal
                       income tax rates
                       may decrease,
                       which could de-
                       crease demand for
                       municipal bonds
                     . May be difficult
                       to value
                       precisely and
                       sell at time or
                       price desired
                       (illiquidity
                       risk)

                     . Nonappropriation
                       risk--risk that
                       the borrower may
                       not set aside
                       funds to pay
                       obligations

--------------------------------------------------------------------------------
 ZERO COUPON         . Credit risk            . Tax-exempt inter-
 MUNICIPAL BONDS     . Market risk              est income (ex-
                     . Concentration            cept with respect
 Percentage varies     risk                     to certain bonds
                     . Risk that federal        such as private
                       income taxes may         activity bonds,
                       decrease, which          which are subject
                       could decrease           to the AMT)
                       demand for munic-
                       ipal bonds             . Value rises
                                                faster when in-
                                                terest rates fall
                     . Typically subject
                       to greater vola-
                       tility and less
                       liquidity in ad-
                       verse markets
                       than other munic-
                       ipal bonds

--------------------------------------------------------------------------------

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                                                                        11

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL      RISKS                   POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 DERIVATIVES         . Derivatives such       . The Fund could
 Percentage varies     as futures and           make money and
                       options may not          protect against
                       fully offset the         losses if the
                       underlying               investment
                       positions and            analysis proves
                       this could result        correct
                       in losses to the
                       Fund that would        . One way to manage
                       not have                 the Fund's
                       otherwise                risk/return
                       occurred                 balance by
                                                locking in the
                     . Derivatives used         value of an
                       for risk                 investment ahead
                       management may           of time
                       not have the           . Derivatives that
                       intended effects         involve leverage
                       and may result in        could generate
                       losses or missed         substantial gains
                       opportunities            at low cost

                     . The other party
                       to a derivatives
                       contract could
                       default
                     . Derivatives that
                       involve leverage
                       (borrowing for
                       investment) could
                       magnify losses
                     . Certain types of
                       derivatives
                       involve costs to
                       the Fund which
                       can reduce
                       returns

--------------------------------------------------------------------------------

 MUNICIPAL LEASE     . Credit risk            . Tax-exempt
 OBLIGATIONS         . Market risk              interest income
                     . Concentration            (except with
 Percentage varies     risk                     respect to
                     . Potential risk           certain bonds,
                       that federal             such as private
                       income tax rates         activity bonds,
                       may decrease,            which are subject
                       which could              to the AMT)
                       decrease demand
                       for municipal          . If interest rates
                       bonds                    decline, long-
                                                term yields
                                                should be higher
                                                than money market
                                                yields
                     . May be difficult
                       to value
                       precisely and
                       sell at time or
                       price desired
                       (illiquidity
                       risk)

                     . Nonappropriation
                       risk

--------------------------------------------------------------------------------
                     . May be difficult
 ILLIQUID              to value
 SECURITIES            precisely

                                              . May offer more
 Up to 15% of net    . May be difficult         attractive yield
 assets                to sell at time          or potential for
                       or price desired         growth than more
                                                widely traded
                                                securities



--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.       [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .48 of 1% of the Fund's average net assets.

   As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has ultimate responsibility for all investment advisory services and supervises Prudential Investments. PIFM reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

Prudential Investment's fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio manager PETER J. ALLEGRINI contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Fund.

   Mr. Allegrini, Managing Director of Prudential Investments, has managed the Fund's portfolio since April 1996. Before joining Prudential Investments as a portfolio manager in July 1994, he worked at Fidelity Investments from 1982 to 1985, first as a senior bond analyst and then as a portfolio manager. He earned a B.A. from Mount St. Mary's College and an MBA from the University of Hartford.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares, and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

   Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------

   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of net investment income monthly and distributes CAPITAL GAINS, if any, at least annually. Dividends generally will be exempt from federal income taxes. If, however, the Fund invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes. Dividends and distributions from, and gain from the sale of stock of, the Fund may also be subject to state income tax in the state in which you reside.
   The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund pays DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Fund owns a City XYZ bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal income tax purposes. As mentioned, at least 80% of the Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to the taxable bonds held by the Fund, market discount and to short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum tax (AMT).
   The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year) Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

   For your convenience, dividends and distributions of long-term capital gains are AUTOMATICALLY REINVESTED in the Fund, without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the transfer agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about Automatic Reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services," in the next section.

TAX ISSUES
FORM 1099
Every year you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year.

   Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Fund.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of taxable net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------

   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held more than 12 months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset any capital gains you have.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gains you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange-- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

----------------------------------------

                  CAPITAL GAIN
                  (taxes owed)
RECEIPTS FROM SALE  OR
                  CAPITAL LOSS
                  (offset against gain)

----------------------------------------

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year generally are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees


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     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.    [GRAPHIC]     (800) 225-1852

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--------------------------------------------------------------------------------

  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . Whether you qualify to purchase Class Z shares.

  See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $5,000           None
   amount/1/

  Minimum amount for        $100             $100            $100             None
   subsequent purchases/1/

  Maximum initial sales     3% of the public None            1% of the public None
   charge                   offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
   Sales Charge (CDSC)/2/                    Year 1   5%     made within
                                             Year 2   4%     18 months of
                                             Year 3   3%     purchase/2/
                                             Year 4   2%
                                             Years 5/6 1%
                                             Year 7   0%
  Annual distribution and   .30 of 1%        .50 of 1%       1%               None
   service (12b-1) fees     (.25 of 1%                       (.75 of 1%
   (shown as a percentage   currently)                       currently)
   of average net
   assets)/3/

1 The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4:
  Additional Shareholder Services-Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares- Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class C shares.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                           SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $99,999                    3.00%              3.09%       3.00%
  $100,000 to $249,999                 2.50%              2.56%       2.50%
  $250,000 to $499,999                 1.50%              1.52%       1.50%
  $500,000 to $999,999                 1.00%              1.01%       1.00%
  $1 million and above/1/              None               None        None

1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . invest with a group of related investors;
  . buy the Class A shares of two or more Prudential Mutual Funds at the same time;
  . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
  . sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

   Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852


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--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors pay lower sales charges, or no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

Investments of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities;

  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

  . Purchase your shares through another broker.

  This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
  . Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes the Fund as an available option

  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Fund)

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . Prudential with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 1% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV per share--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

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--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Distributions and Tax Issues" section, the Fund pays out--or distributes--any dividends and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.      [GRAPHIC] (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your dealer may charge you a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Shares-- Sale of Shares."
   If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase, or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions

  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to a CDSC, we will apply the CDSC to amounts representing the cast of shares held for the longest period of time within the applicable CDSC period.

   As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is calculated based on 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year if purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . On certain sales from a Systematic Withdrawal Plan

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

Sales Charges--Waiver of Contingent Deferred Sales Charges--Class B Shares."

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 (or more) or 1% (or more) of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There is no sales charge for such exchanges, however, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B and Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class, with the exception of Class Z shares, for the periods indicated.

   Class Z shares, which were created on December 14, 1998, are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of December 31, 1998, there were no Class Z shares outstanding.

   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for Class A, B and C shares is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the five years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 12-31)
--------------------------------------------------------------------------------
  PER SHARE OPERATING
  PERFORMANCE                   1998        1997        1996        1995       1994
  NET ASSET VALUE,
   BEGINNING OF YEAR:         $16.12    $  15.56    $  15.98    $  14.42    $ 16.30
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income          .79         .81/3/      .82/3/      .81/3/     .81
  Net realized and
   unrealized gain (loss)
   on investment
   transactions                  .06         .67       (.42)        1.57     (1.78)
  TOTAL FROM INVESTMENT
   OPERATIONS                    .85        1.48         .40        2.38      (.97)
--------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income           (.79)       (.81)       (.82)       (.81)      (.81)
  Distributions in excess
   of net investment
   income                         --/1/    (.01)          --/1/    (.01)         --
  Distributions from net
   realized gains              (.12)       (.10)                      --      (.10)
  TOTAL DISTRIBUTIONS          (.91)        (92)       (.82)       (.82)      (.91)
  NET ASSET VALUE, END OF
   YEAR                       $16.06      $16.12    $  15.56      $15.98     $14.42
  TOTAL RETURN/1/              5.41%       9.80%       2.66%      16.91%    (6.04)%
--------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA      1998        1997        1996        1995       1994
  NET ASSETS, END OF YEAR
   (000)                    $481,926    $493,178    $502,739    $538,145    $12,721
  Average net assets (000)  $483,759    $491,279    $508,159    $446,350    $14,116
  RATIOS TO AVERAGE NET
   ASSETS:
  Expenses, including
   distribution fees            .73%        .70%/3/     .68%/3/     .75%/3/    .77%
  Expenses, excluding
   distribution fees            .63%        .60%/3/     .58%/3/     .65%/3/    .67%
  Net investment income        4.89%       5.15%/3/    5.31%/3/    5.34%/3/   5.38%/3/
  Portfolio turnover             23%         38%         46%         98%       120%

--------------------------------------------------------------------------------
1 Less than $.005 per share.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
3 Net of management fee waiver.


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights for the five years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS B SHARES (FISCAL YEARS ENDED 12-31)
--------------------------------------------------------------------------------
  PER SHARE OPERATING
  PERFORMANCE                   1998        1997        1996        1995        1994
  NET ASSET VALUE,
   BEGINNING OF YEAR:         $16.16      $15.60      $16.02      $14.15      $16.33
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income          .73         .75/3/      .76/3/      .76/3/      .75
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                   .06         .67       (.42)        1.58      (1.78)
  TOTAL FROM INVESTMENT
   OPERATIONS                    .79        1.42         .34        2.34      (1.03)
------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income             (.73)      (.75)       (.76)       (.76)       (.75)
  Distributions in excess
  of net investment income        --/1/    (.01)          --/1/    (.01)          --
  Distributions from net
  realized gains               (.12)       (.10)          --          --       (.10)
  TOTAL DISTRIBUTIONS          (.85)       (.86)       (.76)       (.77)       (.85)
  NET ASSET VALUE, END OF
   YEAR                       $16.10      $16.16      $15.60      $16.02      $14.45
  TOTAL RETURN/2/               4.99%      9.35%       2.26%      16.49%     (6.39)%
------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA      1998        1997        1996        1995        1994
  NET ASSETS, END OF YEAR
   (000)                    $119,698    $141,528    $168,185    $222,865    $672,272
  Average net assets (000)  $131,195    $151,938    $193,312    $252,313    $751,623
  RATIOS TO AVERAGE NET
   ASSETS:
  Expenses, including
  distribution fees            1.13%       1.10%/3/    1.08%/3/    1.15%/3/    1.17%
  Expenses, excluding
  distribution fees             .63%        .60%/3/     .58%/3/     .65%/3/     .67%
  Net investment income        4.49%       4.75%/3/    4.91%/3/    4.96%/3/    4.96%
  Portfolio turnover             23%         38%         46%         98%        120%

--------------------------------------------------------------------------------
1 Less than $.005 per share.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
3 Net of management fee waiver.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights for the four years ended December 31, 1998 and the period from August 1, 1994 through December 31, 1994 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS
  ENDING 12-31)
-------------------------------------------------------------------------------
                               1998      1997      1996      1995    1994/1/
  NET ASSET VALUE,
   BEGINNING OF PERIOD:      $16.16    $15.60    $16.02    $14.44     $15.13
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income         .69       .71/4/    .72/4/    .72/4/     .29
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .06       .67     (.42)      1.59      (.69)
  TOTAL FROM INVESTMENT
   OPERATIONS                   .75      1.38       .30      2.31      (.40)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income            (.69)    (.71)     (.72)     (.72)      (.29)
  Distributions in excess
  of net investment income       --/2/  (.01)        --/2/  (.01)         --
  Distributions from net
  realized gains              (.12)     (.10)        --        --         --
  TOTAL DISTRIBUTIONS         (.81)     (.82)     (.72)     (.73)      (.29)
  NET ASSET VALUE, END OF
   PERIOD                   $ 16.10    $16.16    $15.60    $16.02     $14.44
  TOTAL RETURN/3/             4.73%     9.08%     2.01%    16.22%    (2.63)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA     1998      1997      1996      1995       1994
  NET ASSETS, END OF
   PERIOD (000)              $2,296      $825      $772      $403       $141
  Average net assets (000)   $1,555      $758      $674      $247       $103
  RATIOS TO AVERAGE NET
   ASSETS:
  Expenses, including
  distribution fees           1.38%     1.35%/4/  1.33%/4/  1.40%/4/   1.51%/5/
  Expenses, excluding
  distribution fees            .63%      .60%/4/   .58%/4/   .65%/4/    .76%/5/
  Net investment income       4.23%     4.50%/4/  4.67%/4/  4.66%/4/   4.84%/5/
  Portfolio turnover            23%       38%       46%       98%       120%

--------------------------------------------------------------------------------
1 For the period from August 1, 1994 (when Class C shares were first offered)
  through December 31, 1994.
2 Less than $.005 per share.
3 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and are sold on the last day of each period reported.
4 Net of management fee waiver.


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

As of December 31, 1998, there were no Class Z shares outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              [This page has been left blank intentionally.]


--------------------------------------------------------------------------------

     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.        [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund

The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund
GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------


     PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.   [GRAPHIC] (800) 225-1852

    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call (800) SEC-0330)

Via the Internet:
http://www.sec.gov
--------------------------------------------------------------------------------
CUSIP NUMBERS:
Class A: 743918-20-3
Class B: 743918-10-4
Class C: 743918-30-2
Class Z: 743918-40-1

Investment Company Act File No:
811-2992


  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF104A

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information

                              March 3, 1999

  Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. The Fund seeks to achieve this objective by investing substantially all of its total assets in long-term Municipal Bonds of medium quality, that is, obligations of issuers possessing adequate but not outstanding capacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging and to increase the return on its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800)225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 3, 1999, a copy of which may be obtained from the Fund upon request at the address or telephone noted above.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-10
Management of the Fund.................................................... B-12
Control Persons and Principal Holders of Securities....................... B-15
Investment Advisory and Other Services.................................... B-16
Brokerage Allocation and Other Practices.................................. B-20
Capital Shares, Other Securities and Organization......................... B-21
Purchase, Redemption and Pricing of Fund Shares........................... B-21
Shareholder Investment Account............................................ B-30
Net Asset Value........................................................... B-33
Taxes, Dividends and Distributions........................................ B-34
Performance Information................................................... B-37
Financial Statements...................................................... B-40
Independent Accountants Report............................................ B-58
Appendix I--Description of Tax-Exempt Security Ratings.................... I-1
Appendix II--General Investment Information............................... II-1
Appendix III--Historical Performance Data................................. III-1
Appendix IV--Information Relating to Prudential........................... IV-1


-------------------------------------------------------------------------------
MF104B

                                 FUND HISTORY

  The Fund was incorporated in Maryland on January 9, 1980.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS.

  The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes, except in certain circumstances. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Fund Distributions and Tax Issues" in the Prospectus. The Fund will not invest 25% or more of its total assets in a single industry. There can be no assurance that the Fund's investment objective will be achieved and you could lose money.

MUNICIPAL NOTES

  For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to market conditions, the Fund may invest in short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The interest from these Notes generally is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those that are guaranteed by the U.S. Government, its agents or instrumentalities (the interest on which may not be exempt from federal income taxes).

MUNICIPAL BONDS

  The Fund's portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund's investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the Fund's portfolio will be principally invested will be rated A and Baa by Moody's and A and BBB by S&P or comparably rated by any other NRSRO or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody's are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Statement of Additional Information.

  The Fund may also acquire Municipal Bonds which have been rated below medium quality by the rating services if, in the judgment of the Fund's investment adviser, the Bonds have the characteristics of medium quality obligations. In determining whether Municipal Bonds which are not rated or which have been rated below medium quality by the rating services have the characteristics of rated Municipal Bonds of medium quality, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund's directors and others regarding economic developments and the creditworthiness of particular issuers.

  Municipal Bonds of medium quality are subject to fluctuation in value as a result of changing economic circumstances as well as changes in interest rates. Thus, while medium quality obligations will generally provide a higher yield than do high quality Municipal Bonds of similar maturities, they are subject to a greater degree of market fluctuation with less certainty of the issuer's continuing ability to meet the payments of principal and interest when due and may have speculative characteristics not present in bonds of higher quality. In addition, obligations with longer maturities (for example, 20 years or more) generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates than do those with shorter maturities. Consequently, shares of the Fund may not be suitable for persons who cannot assume the somewhat greater risks of capital depreciation involved in seeking higher tax-exempt yields.

  Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (for example, counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

  The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

  The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (1) the escrowed securities are "government securities" as defined in the Investment Company Act, (2) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (3) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (4) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (5) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (2) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

PURCHASE AND EXERCISE OF PUTS

  Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

  The Fund may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes and the purchase and sale of financial futures contracts and options thereon and municipal bond index futures contracts. The Fund's ability to use these strategies may be limited by market conditions and regulatory limits and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

FINANCIAL FUTURES CONTRACTS

  The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash, or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

  Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

  USE OF INTEREST RATE FUTURES CONTRACTS

  Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

  ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

  The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.


OPTIONS ON FUTURES CONTRACTS

  The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (THAT IS, sell) covered put and call options on future contracts that are traded on commodity and futures exchanges.

  If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

  Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

  When the Fund writes a put or call option on futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

  To the extent the Fund is not covered as described above with respect to written options, it will segregate and maintain for the term of the option cash or liquid assets.

  USE OF OPTIONS ON FUTURES CONTRACTS

  Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

  ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

  Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

  Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

  Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

  Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

  LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED
OPTIONS

  CFTC LIMITS. Under regulations of the Commodity Exchange Act, as amended (the Commodity Exchange Act), investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

  SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

  With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insures that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its total assets in Municipal Bonds and Municipal Notes except in certain circumstances. The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Fund.

  With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described above under "Options on Futures Contracts." If the Fund writes a call option that is not "covered,' it must segregate and maintain for the term of the option cash or other liquid, unencumbered assets equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option).

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  Participation in the options or futures markets involves Investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its Investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect corelation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  Pursuant to the requirements of the Commodity Exchange Act, all futures contract and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case or a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

  In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have and adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; ((5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, such as certain securities subject to contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

  Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities only when deemed liquid under procedures established by the Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (a) whether the lease can be cancelled; (b) if applicable, what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); (e) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

(D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  As described above, on a temporary or defensive basis due to market conditions, the Fund may invest without limit in Municipal Notes. Investing heavily in these securities can limit our ability to achieve our investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund's assets. The Fund may also pursue these strategies to provide liquidity, pending investment in Municipal Bonds.


SEGREGATED ASSETS

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (2) Make short sales of securities.

  (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

  (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (9) Invest for the purpose of exercising control or management of another company.

  (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

  (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

NAME, ADDRESS(/1/) AND      POSITION WITH                   PRINCIPAL OCCUPATIONS
(AGE)                            FUND                        DURING PAST 5 YEARS
----------------------      -------------                   ---------------------
Edward D. Beach (74)        Director       President and Director of BMC Fund, Inc., a closed-end
                                            investment
                                            company; previously Vice Chairman of Broyhill Furniture
                                            Industries, Inc.;
                                            Certified Public Accountant; Secretary and Treasurer of
                                            Broyhill Family Foundation, Inc.; Member of the Board
                                            of Trustees of Mars Hill College; Director of The High
                                            Yield Income Fund, Inc.
Eugene C. Dorsey (71)       Director       Retired President, Chief Executive Officer and Trustee
                                            of the Gannett Foundation (now Freedom Forum); former
                                            Publisher of four Gannett newspapers and Vice President
                                            of Gannett Company; past Chairman of Independent Sector
                                            (national coalition of philanthropic organizations);
                                            former Chairman of the American Council for the Arts;
                                            Director of the Advisory Board of Chase Manhattan Bank
                                            of Rochester, The High Yield Income Fund, Inc. and
                                            First Financial Fund, Inc.
Delayne Dedrick Gold (60)   Director       Marketing and Management Consultant; Director of The
                                            High Yield Income Fund, Inc.
*Robert F. Gunia (52)       Director and   Vice President (since September 1997) of The Prudential
                            Vice President  Insurance Company of America (Prudential); Executive
                                            Vice President and Treasurer (since December 1996) of
                                            Prudential Investments Fund Management LLC (PIFM) Se-
                                            nior Vice President (since March 1987) of Prudential
                                            Securities Incorporated (Prudential Securities); for-
                                            merly Chief Administrative Officer (July 1990-September
                                            1996), Director (January 1989-September 1996), Execu-
                                            tive Vice President, Treasurer and Chief Financial Of-
                                            ficer (June 1987-September 1996) of Prudential Mutual
                                            Fund Management, Inc. (PMF); Vice President and Direc-
                                            tor of The Asia Pacific Fund, Inc. (since May 1989);
                                            Director of The High Yield Income Fund, Inc.
*Mendel A. Melzer CFA (37)  Director       Chief Investment Officer (since October 1996) of Pruden-
751 Broad Street                            tial Investments; formerly Chief Financial Officer (No-
Newark, NJ 07102-4077                       vember 1995-September 1996) of Prudential Investments,
                                            Senior Vice President and Chief Financial Officer
                                            (April 1993-November 1995) of Prudential Preferred Fi-
                                            nancial Services, Managing Director (April 1991-April
                                            1993) of Prudential Investment Advisors and Senior Vice
                                            President (July 1989-April 1991) of Prudential Capital
                                            Corporation; Chairman and Director of Prudential Series
                                            Fund, Inc.; Director of The High Yield Income Fund,
                                            Inc.
Thomas T. Mooney (57)       Director       President of the Greater Rochester Metro Chamber of
                                            Commerce; formerly Rochester City Manager; Trustee of
                                            Center for Governmental Research, Inc.; Director of
                                            Blue Cross of Rochester, The Business Council of New
                                            York State, Monroe County Water Authority, Rochester
                                            Jobs, Inc., Executive Service Corps of Rochester,
                                            Monroe County Industrial Development Corporation,
                                            Northeast Midwest Institute and The High Yield Income
                                            Fund, Inc.; President, Director and Treasurer of First
                                            Financial Fund, Inc. and The High Yield Plus Fund, Inc.

---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.

 NAME, ADDRESS(/1/) AND                               PRINCIPAL OCCUPATIONS
 (AGE)                     POSITION WITH FUND          DURING PAST 5 YEARS
 ----------------------    ------------------         ---------------------
 Thomas H. O'Brien (74)  Director                President of O'Brien
                                                  Associates (Financial and
                                                  Management Consultants)
                                                  (since April 1984); formerly
                                                  President of Jamaica Water
                                                  Securities Corp. (holding
                                                  company) (February 1989-
                                                  August 1990); Chairman of the
                                                  Board and Chief Executive
                                                  Officer (September 1987-
                                                  February 1989) of Jamaica
                                                  Water Supply Company and
                                                  Director (September 1987-
                                                  August 1990); Director and
                                                  President of Winthrop
                                                  Regional Health Systems, and
                                                  United Presbyterian Homes;
                                                  Director of Ridgewood Savings
                                                  Bank; Trustee of Hofstra
                                                  University; Director of The
                                                  High Yield Income Fund, Inc.
 Richard A. Redeker (55) Director                Formerly President, Chief Ex-
                                                  ecutive Officer and Director
                                                  (October 1993-September 1996)
                                                  of Prudential Mutual Fund
                                                  Management, Inc.; Executive
                                                  Vice President, Director and
                                                  Member of the Operating Com-
                                                  mittee (October 1993-Septem-
                                                  ber 1996) of Prudential Secu-
                                                  rities; Director (October
                                                  1993-September 1996) of Pru-
                                                  dential Securities Group,
                                                  Inc.; Executive Vice Presi-
                                                  dent, The Prudential Invest-
                                                  ment Corporation (January
                                                  1994-September 1996); Direc-
                                                  tor (January 1994-September
                                                  1996) of Prudential Mutual
                                                  Fund Distributors, Inc., and
                                                  Prudential Mutual Fund Serv-
                                                  ices, Inc. and Senior Execu-
                                                  tive Vice President and Di-
                                                  rector of Kemper Financial
                                                  Services, Inc. (September
                                                  1978-September 1993); Direc-
                                                  tor of The High Yield Income
                                                  Fund, Inc.
 *Brian M. Storms (44)      President and        President (since October 1998)
                            Director              of Prudential Investments;
                                                  formerly President (September
                                                  1996-October 1998) of
                                                  Prudential Mutual Funds,
                                                  Annuities and Investment
                                                  Management Services, Managing
                                                  Director (July 1991-September
                                                  1996) of Fidelity Investment
                                                  Institutional Services
                                                  Company, Inc., President
                                                  (October 1989-September 1991)
                                                  of J.K. Schofield and Senior
                                                  Vice President (September
                                                  1982-October 1989) of INVEST
                                                  Financial Corporation.
 Nancy H. Teeters (68)   Director                Economist, formerly Vice Pres-
                                                  ident and Chief Economist
                                                  (March 1986-June 1990) of In-
                                                  ternational Business Machines
                                                  Corporation; Director of In-
                                                  land Steel Industries (since
                                                  July 1991) and The High Yield
                                                  Income Fund, Inc.
 Louis A. Weil, III (57) Director                Chairman (since January 1999),
                                                  President and Chief Executive
                                                  Officer (since January 1996)
                                                  and Director (since September
                                                  1991) of Central Newspapers,
                                                  Inc.; Chairman of the Board
                                                  (since January 1996),
                                                  Publisher and Chief Executive
                                                  Officer (August 1991-December
                                                  1995) of Phoenix Newspapers,
                                                  Inc.; formerly Publisher of
                                                  Time Magazine (May 1989-March
                                                  1991), formerly President,
                                                  Publisher and Chief Executive
                                                  Officer of the Detroit News
                                                  (February 1986-August 1989),
                                                  and member of the Advisory
                                                  Board, Chase Manhattan Bank--
                                                  Westchester; Director of The
                                                  High Yield Income Fund, Inc.
 Grace C. Torres (39)    Treasurer and Principal First Vice President (since
                         Financial and            December 1996) of PIFM; First
                         Accounting Officer       Vice President (since March
                                                  1994) of Prudential Securi-
                                                  ties; formerly First Vice
                                                  President (March 1994-Septem-
                                                  ber 1996) of Prudential Mu-
                                                  tual Fund Management, Inc.
                                                  and Vice President (July
                                                  1989-March 1994) of Bankers
                                                  Trust Corporation.

---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.

                                                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS(/1/) AND (AGE)  POSITION WITH FUND                    DURING PAST 5 YEARS
----------------------------  ------------------                   ---------------------
Stephen                       Assistant Treasurer Tax Director (since March 1996) of Prudential Invest-
M.                                                 ments and the Private Asset Group of The Prudential In-
Ungerman                                           surance Company of America (Prudential); formerly First
(46)                                               Vice President (February 1993-September 1996) of Pru-
                                                   dential Mutual Fund Management, Inc. and Senior Tax
                                                   Manager (1981-January 1993) of Price Waterhouse LLP.
Deborah                       Secretary           Vice President (since December 1996) of PIFM; Vice Pres-
A. Docs                                            ident and Associate General Counsel (June 1991-Septem-
(41)                                               ber 1996) of PMF; Vice President and Associate General
                                                   Counsel of Prudential Securities (since December 1996).

---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities or PIFM.
(/1/Unless)otherwise noted the address of the Directors and officers is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager Investment adviser and Distributor, decide upon matters of general policy. The Director also reviews the actions of the Fund's officers and supervise the daily business operations of the Fund.

  Directors and officers of the Fund are also trustees, Directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

  The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Management of the Company" and "Investment Advisory and Other Services," review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order of the Commission, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PIFM (Fund Complex), including the Fund, for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                       TOTAL 1998
                                         PENSION OR                   COMPENSATION
                                         RETIREMENT      ESTIMATED     FROM FUND
                          AGGREGATE   BENEFITS ACCRUED    ANNUAL        AND FUND
                         COMPENSATION AS PART OF FUND  BENEFITS UPON  COMPLEX PAID
   NAME AND POSITION      FROM FUND       EXPENSES      RETIREMENT    TO DIRECTORS
------------------------ ------------ ---------------- ------------- --------------
Edward D. Beach--
 Director...............    $4,500          None            N/A      $135,000(44/71)*
Eugene C. Dorsey--
 Director**.............    $4,500          None            N/A      $ 70,000(17/46)*
Delayne Dedrick Gold--
 Director...............    $4,500          None            N/A      $135,000(44/71)*
Robert F. Gunia--
 Director and Vice
 President(/1/).........       --            --             --            --
Mendel A. Melzer--
 Director(/1/)..........       --            --             --            --
Thomas T. Mooney--
 Director**.............    $4,500          None            N/A      $115,000(35/70)*
Thomas H. O'Brien--
 Director...............    $4,500          None            N/A      $ 45,000(12/30)*
Richard A. Redeker--
 Director...............       --           None            N/A           --
Brian Storms--Director
 and President(/1/).....
Nancy H. Teeters--
 Director...............    $4,500          None            N/A      $90,000(26/47)*
Louis A. Weil, III--
 Director...............    $4,500           --             --       $90,000(30/54)*

---------
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).

** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Messrs. Dorsey and Mooney, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

  As of February 5, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of each class of the outstanding shares of the Fund. As of February 5, 1999, each of the following entities owned more than 5% of the outstanding shares of each of the classes indicated: Mrs. Christine Doyle, 58 Remington Rd., Ridgefield, CT 06877-4326, who held 19,231 Class C shares of the Fund (approximately 10.9% of the outstanding Class C shares); Huntington Newspapers Inc., Attn: Larry Hensley, PO Box 860, Huntington, IN 46750-0860, who held 8,787 Class C shares of the Fund (approximately 5.0% of the outstanding Class C shares); Craig Morrison, Mrs. Betsy Morrison, JT TEN, 53 Reeder LN, New Canaan, CT 06840-3009, who held 28,238 Class C shares of the Fund (approximately 16.1% of the outstanding Class C shares); Worldwide Forwarders Inc., Richard H. Panadero, 9706 SW 155 CT, Miami, FL 33196, who held 34,297 Class C shares of the Fund (approximately 19.6% of the outstanding Class C shares); Lance E. Radbill, Ruth A Radbill, JT TEN, 444 St. Annes DR, Birmingham, AL 35244-3267, who held 10,291 Class C shares of the Fund (approximately 5.9% of the outstanding Class C shares); National Door Industries Inc., Bob R. Barnard, Jim Lewis and Mike Barnard, TTEES, Attn: Jim Lewis, 6310 Airport Fwy, Fort Worth, TX 76117-5322, who held 9,929 Class C shares of the Fund (approximately 5.7% of the outstanding Class C shares); Dennis N. Maiorani & Lynn H. Maiorani, JT TEN, P.O. Box 648, Rye Beach, NH 03871-0648, who held 40,372 Class Z shares of the Fund (approximately 30.0% of the outstanding Class Z shares; and Frances Steele Garrett & Franklin M. Garrett, JT TEN, 3747 PeachTree RD, Lennbrook Square, Apt. 1106-08, Atlanta, GA 30319-1360, who held 9,118 Class Z shares of the Fund (approximately 6.7% of the outstanding Class Z shares).

  As of February 5, 1999, Prudential Securities was the record holder for other beneficial owners of 12,731,267 Class A shares (approximately 36% of such shares outstanding), 3,408,536 Class B shares (approximately 39% of such shares outstanding), 128,487 Class C shares (approximately 73% of such shares outstanding) and 91,250 Class Z shares (approximately 68% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1997. No jurisdiction currently limits the Fund's expenses.

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 22, 1997 and by shareholders of the Fund on April 28, 1988.

  For the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid PIFM management fees of $2,961,791, $2,869,410 (net of waiver of $215,979) and $2,996,081 (net of waiver of $351,073), respectively.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and accounting servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares. Including lease, utility communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, net as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. Fee waivers will increase the Fund's total return.

  For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received payments of $483,759 under the Class A Plan. The amount was primarily expanded for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor and Prudential Securities also received approximately $96,500, in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to the Distributor of
(1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to
 .75 of 1% of the average daily net assets of the Class C shares, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. The Distributor also receives continuing deferred sales charges from certain redeeming shareholders. This voluntary waiver may be terminated at any time without notice. Fee waivers will increase the Fund's total return.

  CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received $655,977 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $631,900 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 1997. It is estimated that of this amount approximately 0.1% ($800) was spent on printing and mailing of prospectuses to other than current shareholders; 28.5% ($180,300) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 71.3% ($450,800) on the aggregate of (1) payments of commissions to financial advisers 46.4% ($293,100) and (2) an allocation on account of overhead and other branch office distribution-related expenses 24.9% ($157,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)" in the Prospectus. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately $143,200, in contingent deferred sales charges with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1998 the Distributor and Prudential Securities received $11,662, from the Fund under the Class C Plan and spent approximately $17,800 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 1.1% ($200) was spent on printing and mailing of prospectus to other than current shareholders; 23.6% ($4,200) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 75.3% ($13,400) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (46.1% or $8,200) and (ii) an allocation of overhead and other branch office distribution-related expenses (29.2% or

$5,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of CDSCs paid by holders of Class C shares upon certain redemptions of Class C shares. For the year ended December 31, 1998, the Distributor and Prudential Securities received approximately $900 in CDSCs with respect to Class C shares. The Distributor also received approximately $600 in initial sales charges.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, Class B or Class C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor has waived a portion of its distribution fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information."

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 06837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1996, 1997 and 1998.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund did not hold any securities of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares), (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential National Municipals Fund, specifying on the wire the account number assigned by PMFS and your name an identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should by sure that the wire specifies Prudential National Municipals Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund's investment advisor.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      NAV and redemption price per Class A share........................ $16.06
      Maximum sales charge (3% of offering price).......................    .50
                                                                         ------
      Offering price to public.......................................... $16.56
                                                                         ======
      CLASS B
      NAV, offering price and redemption price per Class B share*....... $16.10
                                                                         ======
      CLASS C
      NAV, offering price and redemption price per Class C share*....... $16.10
      Sales charge (1% of offering price)...............................    .16
                                                                         ------
      Offering price to public.......................................... $16.26
                                                                         ======
      CLASS Z
      At December 31, 1998, there were no Class Z shares outstanding.

     ---------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determine which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but more than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares because that maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect on the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  . an individual;

  . the individual's spouse, their children and their parents;

  . the individual's and spouse's Individual Retirement Account (IRA);

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  . one or more employee benefit plans of a company controlled by an individual.

  An eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through your broker. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential Securities or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  . participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option;

  . current and former Directors/Trustees of the Prudential Mutual Funds
    (including the Fund);

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

  . Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTORY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduced the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in as money market fund. See "Shareholder Investment Account--Exchange Privilege."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
        YEAR SHARES PURCHASE                            OF DOLLARS INVESTED OR
          PAYMENT MADE                                    REDEMPTION PROCEEDS
        --------------------                           -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distribution; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                  REQUIRED DOCUMENTATION
------------------                  ----------------------
Death                               A copy of the shareholder's death certifi-
                                    cate or, in the case of a trust, a copy of
                                    the grantor's death certificate, plus a
                                    copy of the trust agreement identifying the
                                    grantor.
Disability--An individual will be
considered disabled if he or she
is unable to engage in any substan- A copy of the Social Security Administra-
tial gainful activity by reason of  tion award letter or a letter from a physi-
any medically determinable physi-   cian on the physician's letterhead stating
cal or mental impairment which can  that the shareholder (or, in the case of a
be expected to result in death or   trust, the grantor) is permanently disa-
to be of long-continued and indef-  bled. The letter must also indicate the
inite duration.                     date of disability.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCESS
                                          --------------------------------------
   YEAR SINCE PURCHASE
     PAYMENT MADE                         $500,001 TO $1 MILLION OVER $1 MILLION
   -------------------                    ---------------------- ---------------
   First.................................          3.0%               2.0%
   Second................................          2.0%               1.0%
   Third.................................          1.0%                 0%
   Fourth and thereafter.................            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc.

     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market account will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals/2/.

      PERIOD OF MONTHLY INVESTMENTS:        $100,000 $150,000 $200,000 $250,000
      ------------------------------        -------- -------- -------- --------
      25 Years.............................  $ 105    $ 158    $ 210    $ 263
      20 Years.............................    170      255      340      424
      15 Years.............................    289      433      578      722
      10 Years.............................    547      820    1,093    1,366
       5 Years.............................  1,361    2,041    2,721    3,402

     See "Automatic Investment Plan" below.
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders having shares of the Fund held through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

  The Transfer Agent, the Distributor or your broker acts as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities for which reliable market quotations are readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadvisor, are valued by the Valuation Committee or Board of Directors in coordination with the Manager or Subadvisor. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Board of Directors. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by J. J. Kenny Information Systems Inc. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

  As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund will declare a dividend immediately prior to 4:15 P.M. on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:15 P.M., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

  The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Capital gains, if any, of the Fund will be distributed at least annually.

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income in each year. The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

  The Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary taxable income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund's holding period in the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

  The Fund may purchase debt securities that contain original issue discount. Original Issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original Issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

  Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue.

  If any net capital gains from the sale of assets held for more than 12 months in excess of net short-term capital losses are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares by the differences between their pro rata share of such gains and their tax credit.

  Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to share holders of tax-exempt interest earned by the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

  Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

  Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to asset gains recognized by the Fund is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss be treated as a long-term capital gain or loss if the shares were held for more than 12 months. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected.

  The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

  Yield is calculated according to the following formula:

                        YIELD = 2 [ ( a  --  b +1)to the power of 6-1]
                                      --------
                                         cd

  Where: a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1998 for the Fund's Class A, Class B and Class C shares was 3.94%, 3.66% and 3.38%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

  TAX EQUIVALENT YIELD. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B and Class C shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

  Tax equivalent yield is calculated according to the following formula:

                         TAX EQUIVALENT YIELD =  Yield
                                                 -----
                                                1-.396

  The tax equivalent yield for the 30 day period ended December 31, 1998 for the Fund's Class A, Class B and Class C shares was 6.52%, 6.06% and 5.60%, respectively.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary-- Evaluating Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                  P(1+T)to the power of n=ERV

Where: P = a hypothetical initial payment of $1000.
   T = average annual total return.
   n = number of years.
   ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
       (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes (except for Class Z shares, the inception date of which was November 23, 1998) for the periods ended December 31, 1998.

                                      5 YEARS            10 YEARS       SINCE INCEPTION
                                 (% WITHOUT WAIVERS (% WITHOUT WAIVERS (% WITHOUT WAIVERS
                         1 YEAR    OR SUBSIDIES)      OR SUBSIDIES)      OR SUBSIDIES)    INCEPTION DATE
                         ------- ------------------ ------------------ ------------------ --------------
Class A.................  2.25%    4.83% (4.81%)           N/A           7.28% (7.26%)       1-22-90
Class B................. (0.01%)   4.90% (4.88%)      7.14% (7.13%)      8.57% (8.56%)       4-25-80
Class C.................  2.68%         N/A                N/A           6.22% (6.19%)        8-1-94

  (PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997).

  AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where:
   P  =  a hypothetical initial payment of $1000.
   ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

                                    5 YEARS            10 YEARS       SINCE INCEPTION
                           1   (% WITHOUT WAIVERS (% WITHOUT WAIVERS (% WITHOUT WAIVERS
                         YEAR    OR SUBSIDIES)      OR SUBSIDIES)      OR SUBSIDIES)    INCEPTION DATE
                         ----- ------------------ ------------------ ------------------ --------------
Class A................. 5.41%  30.53% (30.36%)          N/A          93.15% (92.91%)       1-22-90
Class B................. 4.99%  28.03% (27.87%)    99.32% (99.08%)   364.52% (363.95%)      4-25-80
Class C................. 4.73%        N/A                N/A           31.88% (31.72%)       8-1-94
Class Z.................  N/A         N/A                N/A                N/A            11-23-98

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/





                             [GRAPH APPEARS HERE]

            Performance Comparison of Different Types of Investments
                     Over the Long Term (1/1926 - 12/1997)

           Common Stocks       Long-Term Gov't Bonds        Inflation
           -------------       ---------------------        ---------
               11.0%                    5.2%                   3.1%

  /1/ Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
----------------------------------------------------------------------------------------------------------------------------------
Alaska--1.9%
Anchorage Elec. Utility Rev.,
   M.B.I.A.                                                     Aaa               6.50%      12/01/12   $  3,400 (h) $  4,093,940
   M.B.I.A.                                                     Aaa               6.50       12/01/13      2,500 (h)    3,011,825
   M.B.I.A.                                                     Aaa               6.50       12/01/14      3,455 (h)    4,168,492
                                                                                                                     ------------
                                                                                                                       11,274,257
---------------------------------------------------------------------------------------------------------------------------------
Arizona--4.3%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                       Aaa               7.875       8/01/14      2,250 (h)    2,977,852
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/09      1,500          948,810
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/14      1,500          710,445
Maricopa Cnty. Unified Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                    Aaa              Zero         7/01/09      1,330          841,278
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/10      1,050          628,698
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/11      1,200          678,828
   No. 80 Chandler, F.G.I.C.                                    Aaa               6.25        7/01/11      1,000        1,174,590
Phoenix St. & Hwy. User Rev., Ser. A, F.G.I.C.                  Aaa              Zero         7/01/12      2,500        1,333,500
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                         Aaa               7.25        7/15/10      1,935 (h)    2,156,635
Pima Cnty. Unified Sch. Dist., Gen. Oblig., F.G.I.C.
   No. 1, Tuscan                                                Aaa               7.50        7/01/10      3,000        3,855,900
   No. 16, Catalina Foothills                                   Aaa              Zero         7/01/09      3,455        2,185,426
Tucson Gen. Oblig.,
   Ser. A                                                       Aa3               7.375       7/01/11      1,000        1,280,130
   Ser. A                                                       Aa3               7.375       7/01/12      1,100        1,417,119
   Ser. A                                                       Aa3               7.375       7/01/13      4,500        5,816,970
                                                                                                                     ------------
                                                                                                                       26,006,181
---------------------------------------------------------------------------------------------------------------------------------
California--8.8%
Abag Fin. Auth. for Nonprofit Corps. Ref., Amer. Baptist
   Homes., Ser. A                                               BBB(d)            6.20       10/01/27      2,200        2,343,748
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                               Aaa               6.00        9/01/24      5,500        6,362,785
   Sub. Pub. Impvts. Proj., Ser. C                              Aaa               6.00        9/01/16      6,690        7,675,771
Encinitas Union Cap. Sch. Dist., M.B.I.A.                       Aaa              Zero         8/01/21      3,810        1,205,217
Kern High Sch. Dist., Ser. A, M.B.I.A.                          Aaa               6.30        2/01/10      2,490        2,932,274
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.         BBB(d)            6.125       7/01/23      6,000        6,339,420
Long Beach Harbor Rev., F.G.I.C., A.M.T.                        Aaa               6.00        5/15/18      4,000        4,533,160
Los Angeles Unified Sch. Distr., Ser. A, F.G.I.C.               Aaa               6.00        7/01/15      1,000        1,144,970
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
San Jose Redev. Proj., Agcy. Tax Alloc., M.B.I.A.               Aaa               6.00%       8/01/11   $  5,000     $  5,794,900
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Ser. A                   A-(d)             6.20        9/01/23      2,000        2,129,540
Santa Margarita/Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                            Aaa               7.25        8/01/09      2,000        2,508,400
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                            Aaa               7.25        8/01/10      2,450        3,108,756
   Impvt. Dists. 3-3A-4 & 4A, Ser. B                            Aaa               7.25        8/01/14      2,000        2,577,560
So. Orange Cnty. Pub. Fin. Auth. Rev., Foothill Area
   Proj., Ser. C, F.G.I.C.                                      Aaa               6.50        8/15/10      2,000        2,403,920
West Contra Costa Sch. Dist., Cert. of Part.                    Baa3              7.125       1/01/24      1,600        1,805,936
                                                                                                                     ------------
                                                                                                                       52,866,357
---------------------------------------------------------------------------------------------------------------------------------
Colorado--4.5%
Arapahoe Cnty. Cap. Impvt. Trust Fund, Pub. Hwy. Rev.,
   Ser. E-470                                                   Aaa               7.00        8/31/26      3,000 (b)    3,594,330
Colorado Hsg. Fin. Auth., A.M.T.
   Singl. Fam. Proj.                                            Aa2               8.00        6/01/25      3,030        3,278,642
   Singl. Fam. Proj., Ser. A-2                                  Aa2               7.25        5/01/27      2,000        2,271,400
   Singl. Fam. Proj., Ser. B-1                                  Aa2               7.90       12/01/25      1,965        2,167,748
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                        Aaa               7.65       12/01/25      4,295        4,849,957
   Singl. Fam. Proj., Ser. C-2                                  Aa2               6.875      11/01/28      2,000        2,252,100
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                    BBB(d)            7.00        1/01/22      5,000 (f)    5,496,050
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                    BBB(d)            7.00        1/01/22      2,960        3,253,662
                                                                                                                     ------------
                                                                                                                       27,163,889
---------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.5%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   St. Mary's Hosp. Issue, Ser. E                               A3                5.50        7/01/20      5,650        5,790,402
   St. Mary's Hosp. Issue, Ser. E                               A3                5.875       7/01/22      1,750        1,822,800
   Univ. of Hartford                                            Ba2               6.75        7/01/12      5,725        6,072,966
Connecticut St. Spec. Tax Oblig. Rev., Trans.
   Infrastructure, Ser. A                                       A1                7.125       6/01/10      1,000        1,246,550
                                                                                                                     ------------
                                                                                                                       14,932,718
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.9%
Dist. of Columbia, Gen. Oblig. Ref., Ser. B, M.B.I.A.           Aaa               6.00        6/01/21      5,000        5,653,150
---------------------------------------------------------------------------------------------------------------------------------
Florida--2.6%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South Proj.      A                 7.95       12/01/08      7,895        8,396,096
Florida St. Brd. of Ed., Admin. Cap. Outlay                     Aa2               9.125       6/01/14      1,260 (h)    1,824,291
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Tampa
   Elec. Proj., Ser. 92, Ser. 9                                 Aa3               8.00        5/01/22      5,000        5,735,750
                                                                                                                     ------------
                                                                                                                       15,956,137
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
Georgia--2.5%
Burke Cnty. Dev. Auth., M.B.I.A.,
   Georgia Pwr. Plant Co., Vogtle Proj., Ser. 7                 Aaa              6.625%      10/01/24    $   500(h)  $    520,940
   Oglethorpe Pwr. Corp.                                        Aaa              8.00         1/01/22      5,000(b)(h)  5,909,750
Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A                      Aa3              6.75         7/01/16        500          616,045
Fulton Cnty. Sch. Dist. Rev., Lindbrook Square Fndtn.           AA               6.375        5/01/17        750(h)       891,870
Georgia Mun. Elec. Auth. Pwr. Rev. Ref.,
   Ser. B                                                       A                6.25         1/01/17        475          541,267
   Ser. B, M.B.I.A.                                             Aaa              6.375        1/01/16      5,000        5,895,250
Green Cnty. Dev. Auth. Indl. Park Rev.                          NR               6.875        2/01/04        460          496,773
                                                                                                                     ------------
                                                                                                                       14,871,895
---------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.5%
Hawaii St. Arpt. Sys. Rev., A.M.T.
   2nd Ser.                                                     A-               7.00         7/01/18        365          393,875
   2nd Ser. 90, F.G.I.C.                                        Aaa              7.50         7/01/20        500          535,720
Hawaii St. Dept. Budget & Fin.,
   Hawaiian Elec. Co., Ser. A, M.B.I.A., A.M.T.                 Aaa              5.65        10/01/27      5,000        5,292,900
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.                 Aaa              7.375       12/01/20        500          540,550
   Kapiolani Hlth. Care Sys.                                    A                6.30         7/01/08        500          549,645
   Kapiolani Hosp.                                              A                6.00         7/01/11        250          274,373
Hawaii St. Gen. Oblig., Ser. CJ                                 Aaa              6.25         1/01/15        650(b)       728,065
Hawaii St. Harbor Cap. Impvt. Rev., A.M.T.
   F.G.I.C.                                                     Aaa              6.25         7/01/10        250          275,665
   F.G.I.C.                                                     Aaa              6.25         7/01/15        500          547,735
                                                                                                                     ------------
                                                                                                                        9,138,528
---------------------------------------------------------------------------------------------------------------------------------
Illinois--5.7%
Chicago Brd. Ed., Cap. Apprec. Sch. Reform, Ser. A,
   F.G.I.C.                                                     Aaa              Zero        12/01/17     20,400 (f)    7,767,708
Cook and Du Page Cntys., Cap. Apprec., High Sch. Dist. No.
   210, F.S.A.                                                  Aaa              Zero        12/01/11      3,035        1,661,359
Illinois Dev. Fin. Auth. Rev., Cmnty. Rehab. Providers-A        BBB(d)            6.00        7/01/15      2,000        2,083,820
Illinois Hlth. Facs. Auth. Rev., Loyola Univ. Hlth. Sys.,
   Ser. A, M.B.I.A.                                             Aaa               6.00        7/01/14      3,500        3,982,370
Metropolitan Pier & Expo. Auth Hosp. Fac. Rev., McCormick
   Place Conv.                                                  BBB-(d)           7.00        7/01/26     12,910       15,872,974
Metropolitan Pier & Expo. Auth., McCormick Place Expansion
   Proj., F.G.I.C.                                              Aaa               5.50        6/15/29      3,000        3,240,660
                                                                                                                     ------------
                                                                                                                       34,608,891
---------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.1%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan Bloedel
   Proj., A.M.T.                                                Baa2              7.00        3/01/25      6,000        6,445,380
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--5.1%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.              Aaa              Zero         9/01/09    $13,500     $  8,442,090
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                      Aaa              8.90%        2/01/07      5,780 (h)    7,653,471
St. Charles Parish, Environ. Impt. Rev., Louisiana Pwr. &
   Lt. Co., Ser. A, A.M.T.                                      Baa2              6.875       7/01/24      5,000        5,489,250
St. Charles Parish, Louisiana Poll. Ctrl. Rev.,
   Louisiana Pwr. & Lt. Co.                                     Baa3              8.25        6/01/14      4,000        4,173,320
   Louisiana Pwr. & Lt. Co., Ser. 1989                          Baa3              8.00       12/01/14      5,000        5,297,200
                                                                                                                     ------------
                                                                                                                       31,055,331
---------------------------------------------------------------------------------------------------------------------------------
Maryland--1.3%
Maryland St. Hlth. & Higher Edu. Facs. Auth. Rev.,
   Doctor's Cmnty. Hosp.                                        Baa2              5.50        7/01/24      4,000        4,015,640
Northeast Waste Disp. Auth., Baltimore City Sludge Proj.        NR                7.25        7/01/07      3,370        3,733,286
                                                                                                                     ------------
                                                                                                                        7,748,926
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.6%
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Mass. Inst. of
   Tech. Ser. I-1                                               Aaa               5.20        1/01/28      1,500        1,581,285
Mass. St. Wtr. Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                             Aaa               6.25       12/01/11      6,720        7,935,446
   Ser. B, M.B.I.A.                                             Aaa               6.25       12/01/12      5,000        5,903,750
                                                                                                                     ------------
                                                                                                                       15,420,481
---------------------------------------------------------------------------------------------------------------------------------
Michigan--2.5%
Dexter Cmnty. Schs. F.G.I.C.                                    Aaa               5.10        5/01/28      8,000        8,192,880
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg. Rev., Ser. B                                     AA-(d)            7.55        4/01/23      1,000        1,071,190
   Sngl. Fam. Mtge., Ser. A                                     AA(d)             7.50        6/01/15      3,660        3,806,620
Okemos Pub. Sch. Dist., M.B.I.A.,
   Cnty. of Ingham                                              Aaa              Zero         5/01/12      1,100          591,316
   Cnty. of Ingham                                              Aaa              Zero         5/01/13      1,000          505,970
St. Johns Public Schs. Ref., F.G.I.C.                           Aaa               5.10        5/01/25      1,000        1,018,460
                                                                                                                     ------------
                                                                                                                       15,186,436
---------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.5%
Anoka Hennepin Indpt. Sch. Dist., No. 11, Ser. C, F.S.A.        Aaa              Zero         2/01/12      1,575 (h)      860,958
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                      AAA(d)            7.30        8/01/31        745          784,440
Minneapolis St. Paul Met. Arpts. Comm., Ser. 7, A.M.T.          Aaa               7.80        1/01/14      1,000 (h)    1,020,000
St. Paul Science Museum, Cert. of Part., E.T.M.                 AAA(d)            7.50       12/15/01        598 (h)      627,572
                                                                                                                     ------------
                                                                                                                        3,292,970
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Mississippi--0.3%
Mississippi Hosp. Equip. & Facs, Auth. Rev., Rush Med.
   Fndtn. Proj.,
   Ser. B                                                       Baa3              6.00%       1/01/16   $  1,480     $  1,527,153
---------------------------------------------------------------------------------------------------------------------------------
Missouri--0.9%
Missouri St. Hsg. Dev. Comn. Mtge. Rev., Sngl. Fam.
   Homeowner Ln.,
   Ser. A, G.N.M.A., A.M.T.                                     AAA(d)            7.20        9/01/26      4,590        5,195,880
---------------------------------------------------------------------------------------------------------------------------------
Nevada--2.4%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser. A,
   A.M.T.                                                       Baa2              6.50       12/01/33     10,000       10,603,700
Nevada Hsg. Div. Multi Unit Hsg., Arville Et Cetera Proj.,
   F.N.M.A., A.M.T.                                             AAA(d)            6.60       10/01/23      3,475        3,769,298
                                                                                                                     ------------
                                                                                                                       14,372,998
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire--0.3%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                        BBB-(d)           6.30        1/01/16        500          526,135
   New Hampshire College                                        BBB-(d)           6.375       1/01/27      1,000        1,053,250
                                                                                                                     ------------
                                                                                                                        1,579,385
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.4%
New Jersey St. Hsg. & Mtge. Fin. Agcy., Ser. D, M.B.I.A.,
   A.M.T.                                                       Aaa               7.70       10/01/29      1,505        1,556,697
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.               Aaa               6.50        1/01/16     11,000       13,213,750
                                                                                                                     ------------
                                                                                                                       14,770,447
---------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.9%
New Mexico Mtge. Fin. Auth., Sngl. Fam. Mtge., A.M.T.           AAA(d)            6.30        7/01/28      5,000        5,352,950
---------------------------------------------------------------------------------------------------------------------------------
New York--14.1%
Greece Central Sch. Dist.
   F.G.I.C.                                                     Aaa               6.00        6/15/16        950        1,090,419
   F.G.I.C.                                                     Aaa               6.00        6/15/17        950        1,089,137
   F.G.I.C.                                                     Aaa               6.00        6/15/18        950        1,087,209
Metropolitan Trans. Auth., Trans. Facs. Rev., Ser. A,
   F.S.A.                                                       Aaa               6.00        7/01/16      2,500        2,756,275
New York City, Gen. Oblig.,
   Ser. A                                                       A-(d)             7.75        8/15/04      1,950 (b)    2,177,292
   Ser. A                                                       A3                7.75        8/15/04         50           55,208
   Ser. B                                                       A3                8.25        6/01/06      1,500        1,881,345
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
New York City, Gen. Oblig., (cont'd.)
   Ser. B                                                       A3                7.25%       8/15/07   $  3,500     $  4,246,375
   Ser. D                                                       Aaa               8.00        8/01/03      1,870 (b)    2,097,729
   Ser. D                                                       A3                8.00        8/01/03        150          166,995
   Ser. D                                                       Aaa               8.00        8/01/04      1,110 (b)    1,245,176
   Ser. D                                                       A3                8.00        8/01/04         60           66,798
   Ser. D                                                       Aaa               7.65        2/01/07      4,955 (b)    5,591,668
   Ser. D                                                       A3                7.65        2/01/07         45           50,337
   Ser. F                                                       A3                8.25       11/15/02      4,185 (b)    4,767,635
   Ser. F                                                       A3                8.25       11/15/02        815          921,260
New York City Ind. Dev. Agcy.,
   Brooklyn Navy Yard Cogen Partners, A.M.T.                    Baa3              5.65       10/01/28      3,000        3,061,980
   Brooklyn Navy Yard Cogen Partners, A.M.T.                    Baa3              5.75       10/01/36      5,000        5,128,450
   Spec. Fac. Rev., Terminal One Group Assoc. Proj.,
      A.M.T.                                                    A                 6.00        1/01/19      2,500        2,657,600
New York City Mun. Wtr. Fin. Auth.
   F.G.I.C.                                                     Aaa               6.75        6/15/16      6,000 (b)    6,499,920
   F.G.I.C.                                                     Aaa               6.75        6/15/16     10,565       11,356,107
New York St. Dorm. Auth. Rev., Mem. Sloan Kettering Cancer
   Ctr. M.B.I.A.                                                Aaa               5.75        7/01/20      4,000        4,457,360
New York St. Local Gov't. Assist. Corp. Ref., Ser. E            A3                6.00        4/01/14      5,000        5,741,750
New York St. Urban Dev. Corp. Rev. Ref., F.S.A.,
   Correctional Facs.                                           Aaa               6.50        1/01/09      3,000        3,531,870
   Correctional Facs., Ser. A                                   Aaa               5.50        1/01/14      3,000        3,279,990
Triborough Bridge & Tunl. Auth., Ser. X, M.B.I.A.               Aaa               6.625       1/01/12      8,500 (h)   10,291,290
                                                                                                                     ------------
                                                                                                                       85,297,175
---------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.9%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C.               Aaa               7.20        6/30/13      9,000       11,283,300
---------------------------------------------------------------------------------------------------------------------------------
Ohio--3.2%
Franklin Cnty. Hosp. Rev., Doctors Ohio Health Corp., Ser.
   A                                                            Baa3              5.60       12/01/28      5,000 (g)    4,886,250
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                  Aaa               7.80       11/01/14     12,220       14,632,839
                                                                                                                     ------------
                                                                                                                       19,519,089
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma--3.1%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                           Aaa               6.00        1/01/23      7,000        8,036,420
Tulsa Mun. Arpt. Trust Rev., A.M.T.                             Baa2              7.375      12/01/20     10,000       10,718,800
                                                                                                                     ------------
                                                                                                                       18,755,220
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.3%
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac., Ser.
   A                                                            Baa1              6.20%       7/01/19   $  3,000     $  3,195,840
Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev.        A-(d)             5.25       11/15/28      2,000        1,938,340
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                  Aaa               6.25        8/01/11      2,500        2,915,175
                                                                                                                     ------------
                                                                                                                        8,049,355
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.5%
Puerto Rico Comnwlth., Gen. Oblig., M.B.I.A.                    Baa1              6.50        7/01/13      3,000        3,589,500
Puerto Rico Comnwlth., Hwy. & Trans. Auth., Hwy. Rev.,
   Ser. V                                                       Baa1              6.625       7/01/12      4,000        4,368,680
   Ser. V                                                       Baa1              6.375       7/01/08        500          543,075
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                              AAA(d)            6.125       8/01/25        500          551,725
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.              Aaa               6.25        7/01/16        500          559,960
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                     Aaa               6.00        7/01/14        250          275,010
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                             Aaa               7.083(c)    1/25/07      4,100        4,540,750
   Ser. I, M.B.I.A.                                             Aaa               7.32 (c)    1/16/15      6,150        6,626,625
                                                                                                                     ------------
                                                                                                                       21,055,325
---------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.7%
Charleston Wtrwks. & Swr. Rev., E.T.M.                          Aaa              10.375       1/01/10      7,415 (h)   10,339,921
---------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.9%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                     Aaa               6.75        9/01/10      5,000 (f)    6,074,650
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Calhoun
   Nwsprnt. Recycling Fac., A.M.T.                              Baa1              7.40       12/01/22      5,000        5,519,250
                                                                                                                     ------------
                                                                                                                       11,593,900
---------------------------------------------------------------------------------------------------------------------------------
Texas--4.9%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth.
   Sys., Ser. A, M.B.I.A.                                       Aaa               6.00       11/15/14      5,695        6,489,452
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                       Aaa               7.375      11/01/08      3,500        4,110,015
   Ser. A                                                       Aaa               7.375      11/01/09      3,500        4,110,015
Keller Indpt. Sch. Dist. Rev.                                   Aaa               6.00        8/15/23      3,970        4,567,922
New Braunfels Indpt. Sch. Dist.,
   Cap. Apprec.                                                 Aaa              Zero         2/01/10      2,335        1,418,186
   Cap. Apprec.                                                 Aaa              Zero         2/01/11      2,365        1,357,084
Port Corpus Christi Auth. Rev.,                                 A2                7.50        8/01/12      2,000        2,147,800
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                  Aaa              Zero         2/01/09    $ 5,000     $  3,195,350
Univ. Texas Univ. Rev., Fen. Sys., Ser. B                       Aa1              6.75%        8/15/13      2,035        2,216,441
                                                                                                                     ------------
                                                                                                                       29,612,265
---------------------------------------------------------------------------------------------------------------------------------
U. S. Virgin Islands--0.1%
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Prog., Ser. B, A.M.T.                            BBB-(d)           7.375      10/01/10        300          358,443
   Matching Loan Notes, Ser. A                                  NR                7.25       10/01/18        250 (b)      285,242
                                                                                                                     ------------
                                                                                                                          643,685
---------------------------------------------------------------------------------------------------------------------------------
Washington--5.0%
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River Rock
   Hydro Elec. Sys. Rev., Ser. A, M.B.I.A.                      Aaa              Zero         6/01/15     15,000 (f)    6,625,350
Pierce Cnty. Sch. Dist. No.1, F.G.I.C.                          Aaa               6.00       12/01/10      1,000        1,149,220
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                          Aaa               7.00        7/01/08      4,000        4,797,000
   Nuclear Proj. No. 1, Ser. B, F.S.A.                          Aaa               7.25        7/01/09      5,000        6,138,250
   Nuclear Proj. No. 2, F.S.A.                                  Aaa               5.40        7/01/12      5,400        5,731,776
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                        Aaa              Zero         7/01/06      3,000        2,180,460
Washington St. Rev., Ser. R-97A                                 Aa1              Zero         7/01/16      8,000        3,342,320
                                                                                                                     ------------
                                                                                                                       29,964,376
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.7%
Southeast Wisconsin Professional Baseball Park Dist. Sales
   Tax Rev., M.B.I.A.                                           Aaa               5.50       12/15/26      2,500        2,702,925
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.M.T.                                                       Aa                6.20        3/01/27      2,100        2,228,289
Wisconsin St. Hlth. & Edu. Facs. Auth. Rev., Howard Young
   Med. Ctr. Inc. Proj.                                         A-(d)             5.125       8/15/28      5,710        5,569,477
                                                                                                                     ------------
                                                                                                                       10,500,691
                                                                                                                     ------------
Total long-term investments (cost $540,448,966)                                                                       591,034,642
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.0%
Dist. of Columbia., Var. Rate Ref., Ser. 92A-1, F.R.D.D         VMIG1             5.20        1/04/99        200 (e)      200,000
---------------------------------------------------------------------------------------------------------------------------------
Indiana--0.0%
Whiting Ind. Sewage & Solid Waste Disp. Rev., Ser. 96,
   F.R.D.D.                                                     VMIG1             5.20        1/04/99        200 (e)      200,000
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1998                      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (cont'd.)
---------------------------------------------------------------------------------------------------------------------------------
Michigan--1.0%
Wayne Charter Cnty. Arpt. Rev., Secs. Trust, Ser. SSP 25A,
   M.B.I.A., F.R.D.D.                                           VMIG1            5.30%        1/04/99   $  6,000 (e) $  6,000,000
---------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.3%
Halifax Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth., Ser.
   91, F.R.D.D.                                                 CPS1              5.30        1/04/99      1,800 (e)    1,800,000
---------------------------------------------------------------------------------------------------------------------------------
Texas--0.8%
Brazos Rvr. Auth. Poll. Ctrl. Rev., Ser. 96A, A.M.B.A.C.,
   F.R.D.D.                                                     VMIG1             5.20        1/04/99      3,500 (e)    3,500,000
Gulf Coast Solid Waste Disp. Auth. Rev., Citgo Petroleum
   Proj.,
   Ser. 95, F.R.D.D.                                            VMIG1             5.25        1/04/99        300 (e)      300,000
Gulf Coast Solid Waste Disp. Auth. Rev., Amoco Oil Co.
   Proj.,
   Ser. 94, F.R.D.D.                                            VMIG1             5.20        1/04/99      1,000 (e)    1,000,000
                                                                                                                     ------------
                                                                                                                        4,800,000
                                                                                                                     ------------
Total short-term investments (cost $13,000,000)                                                                        13,000,000
                                                                                                                     ------------
Total Investments--100.0%
   (cost $553,448,966; Note 4)                                                                                        604,034,642
Liabilities in excess of other assets                                                                                    (114,211)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $603,920,431
                                                                                                                     ============

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
(g) Represents when-issued or extended settlement security.
(h) Segregated as collateral for when-issued or extended settlement security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
Investments, at value (cost $553,448,966)...............................................................      $   604,034,642
Cash....................................................................................................               34,012
Interest receivable.....................................................................................           10,065,701
Receivable for Fund shares sold.........................................................................            1,121,809
Receivable for investments sold.........................................................................              463,352
Prepaid expenses and other assets.......................................................................               12,724
                                                                                                              -----------------
   Total assets.........................................................................................          615,732,240
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            5,623,138
Payable for investments purchased.......................................................................            4,968,744
Dividends payable.......................................................................................              616,118
Accrued expenses........................................................................................              250,331
Management fee payable..................................................................................              232,977
Distribution fee payable................................................................................               94,449
Due to broker - variation margin........................................................................               18,750
Deferred director's fee.................................................................................                7,302
                                                                                                              -----------------
   Total liabilities....................................................................................           11,811,809
                                                                                                              -----------------
Net Assets..............................................................................................      $   603,920,431
                                                                                                              =================
Net assets were comprised of:
   Common stock, at par.................................................................................      $       375,870
   Paid-in capital in excess of par.....................................................................          553,799,008
                                                                                                              -----------------
                                                                                                                  554,174,878
   Accumulated net realized loss on investments.........................................................             (729,186)
   Net unrealized appreciation on investments...........................................................           50,474,739
                                                                                                              -----------------
Net assets, December 31, 1998...........................................................................      $   603,920,431
                                                                                                              =================
Class A:
   Net asset value and redemption price per share
      ($481,926,191 3 30,008,546 shares of common stock issued and outstanding).........................               $16.06
   Maximum sales charge (3% of offering price)..........................................................                  .50
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $16.56
                                                                                                              =================
Class B:
   Net asset value, offering price and redemption price per share
      ($119,698,540 3 7,435,863 shares of common stock issued and outstanding)..........................               $16.10
                                                                                                              =================
Class C:
   Net asset value and redemption price per share
      ($2,295,700 3 142,614 shares of common stock issued and outstanding)..............................               $16.10
   Sales charge (1% of offering price)..................................................................                  .16
                                                                                                              -----------------
   Offering price to public.............................................................................               $16.26
                                                                                                              =================
-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest..............................      $34,633,923
                                            -----------------
Expenses
   Management fee........................        2,961,791
   Distribution fee--Class A.............          483,759
   Distribution fee--Class B.............          655,977
   Distribution fee--Class C.............           11,662
   Transfer agent's fees and expenses....          540,000
   Custodian's fees and expenses.........          144,000
   Reports to shareholders...............           90,000
   Registration fees.....................           50,000
   Audit fee and expenses................           39,000
   Legal fees and expenses...............           32,000
   Directors' fees.......................           28,000
   Insurance expense.....................            8,000
   Miscellaneous.........................            3,835
                                            -----------------
      Total expenses.....................        5,048,024
   Custodian fee credit..................           (4,351)
                                            -----------------
      Net expenses.......................        5,043,673
                                            -----------------
Net investment income....................       29,590,250
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............        4,888,153
   Financial futures contracts...........       (2,079,102)
                                            -----------------
                                                 2,809,051
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................         (621,142)
   Financial futures.....................            1,563
                                            -----------------
                                                  (619,579)
                                            -----------------
Net gain on investment transactions......        2,189,472
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $31,779,722
                                            =================

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                          1998               1997
Operations
   Net investment income.......    $  29,590,250      $  32,548,931
   Net realized gain on
      investment
      transactions.............        2,809,051          8,329,425
   Net change in unrealized
      appreciation
      (depreciation) on
      investments..............         (619,579)        19,312,987
                                 -----------------    -------------
   Net increase in net assets
      resulting from
      operations...............       31,779,722         60,191,343
                                 -----------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (23,636,186)       (25,293,360)
      Class B..................       (5,888,290)        (7,221,480)
      Class C..................          (65,774)           (34,091)
                                 -----------------    -------------
                                     (29,590,250)       (32,548,931)
                                 -----------------    -------------
   Distributions in excess of
      net investment income
      Class A..................          (17,881)          (152,363)
      Class B..................           (4,429)           (43,542)
      Class C..................              (86)              (256)
                                 -----------------    -------------
                                         (22,396)          (196,161)
                                 -----------------    -------------
   Distributions from net
      realized capital gains
      Class A..................       (3,635,575)        (3,169,156)
      Class B..................         (906,642)          (905,674)
      Class C..................          (16,469)            (5,317)
                                 -----------------    -------------
                                      (4,558,686)        (4,080,147)
                                 -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares
      sold.....................       76,423,080        143,282,681
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       21,262,728         22,849,312
   Cost of shares reacquired...     (126,905,006)      (225,662,512)
                                 -----------------    -------------
   Decrease in net assets from
      Fund share
      transactions.............      (29,219,198)       (59,530,519)
                                 -----------------    -------------
Total decrease.................      (31,610,808)       (36,164,415)
Net Assets
Beginning of year..............      635,531,239        671,695,654
                                 -----------------    -------------
End of year....................    $ 603,920,431      $ 635,531,239
                                 =================    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of
--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated realized gain on investment by $22,396 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, B and C shares of the Fund through May 31, 1998. Effective June 1, 1998, Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangment with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999, the expense under the Class A Plan is .25 of 1% of the average daily net assets.

PSI and PIMS have advised the Fund that they received approximately $96,500 and $600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $143,200 and $900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1998, the Fund incurred fees of approximately $370,500 for the services of PMFS. As of December 31, 1998, $28,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998, were $139,016,041 and $173,089,189, respectively.

The federal income tax basis of the Fund's investments at December 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $50,585,676 (gross unrealized appreciation--$50,743,893; gross unrealized depreciation--$158,217).

In addition, the Fund will elect to treat net capital losses of approximately $860,000 incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
During the year ended December 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1998 are as follows:

                                             Value at         Value at
Number of                    Expiration        Trade        December 31,      Unrealized
Contracts        Type           Date           Date             1998         Depreciation
---------     -----------    -----------    -----------     ------------     ------------
                 Long
               Position:
                 U.S.
               Treasury
   150           Index        Mar. 1999     $19,278,125     $ 19,167,188      $ (110,937)
                                                                             ============
-----------------------------------------------------------------------------------------

Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Effective November 2, 1998 Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption change and are offered exclusively for sale to a limited group of investors. As of December 31, 1998, there are no Class Z shares outstanding.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares. Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................     3,824,658    $  61,874,353
Shares issued in reinvestment of
  dividends and distributions....     1,059,215       17,057,270
Shares reacquired................    (6,037,193)     (97,515,280)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,153,320)     (18,583,657)
Shares issued upon conversion
  from Class B...................       573,854        9,271,697
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (579,466)   $  (9,311,960)
                                    ===========    =============
Year ended December 31, 1997:
Shares sold......................     7,770,406    $ 121,265,504
Shares issued in connection with
  the acquisition of Prudential
  Municipal Series Fund-Hawaii
  Income Series..................       896,395       14,045,247
Shares issued in reinvestment of
  dividends and distributions....     1,127,948       17,779,927
Shares reacquired................   (12,541,415)    (197,015,549)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (2,746,666)     (43,924,871)
Shares issued upon conversion
  from Class B...................     1,028,246       16,211,378
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,718,420)   $ (27,713,493)
                                    ===========    =============
Class B
---------------------------------
Year ended December 31, 1998:
Shares sold......................       797,807    $  12,909,659
Shares issued in reinvestment of
  dividends and distributions....       256,538        4,140,932
Shares reacquired................    (1,803,505)     (29,167,324)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (749,160)     (12,116,733)
Shares reacquired upon conversion
  into Class A...................      (572,437)      (9,271,697)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,321,597)   $ (21,388,430)
                                    ===========    =============
Year ended December 31, 1997:
Shares sold......................       493,868    $   7,772,752
Shares issued in reinvestment of
  dividends and distributions....       319,319        5,042,204
Shares reacquired................    (1,812,567)     (28,445,531)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (999,380)     (15,630,575)
Shares issued upon conversion
  into Class A...................    (1,025,835)     (16,211,378)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,025,215)   $ (31,841,953)
                                    ===========    =============

--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1998:
Shares sold......................       101,316    $   1,639,068
Shares issued in reinvestment of
  dividends and distributions....         3,998           64,526
Shares reacquired................       (13,773)        (222,402)
                                    -----------    -------------
Net increase in shares
  outstanding....................        91,541    $   1,481,192
                                    ===========    =============
Year ended December 31, 1997:
Shares sold......................        12,662    $     199,178
Shares issued in reinvestment of
  dividends and distributions....         1,717           27,181
Shares reacquired................       (12,783)        (201,432)
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,596    $      24,927
                                    ===========    =============
--------------------------------------------------------------------------------

Note 6. Reorganization

On August 26, 1998, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all of the assets of the Prudential Municipal Series Fund Maryland Series ("Maryland Series") and the Prudential Municipal Series Fund Michigan Series ("Michigan Series") in exchange for Class A shares of the Fund and the Fund's assumption of the liabilities of the Maryland and Michigan Series. The Plan also provides for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Municipal Bond Fund--Intermediate Series ("Intermediate Series") in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Intermediate Series.

The Plan was approved by the shareholders of the Maryland, Michigan and Intermediate Series at a shareholder meeting held on January 14, 1999. The reorganization took place on January 22, 1999. The Maryland, Michigan and Intermediate Series and the Fund incurred their pro rata share of the costs of the reorganization, including the cost of proxy solicitation.

The acquisition was accomplished by a tax-free exchange of the following shares:

                                National Municipals
     Maryland Series:                   Fund               Value
Class A           1,545,436       Class A   1,074,419   $17,304,069
    B               930,543             A     647,510    10,432,984
    C                11,019             A       7,667       123,541

     Michigan Series:
Class A           2,459,122             A   1,845,487    29,729,243
    B             1,640,985             A   1,230,484    19,826,554
    C                43,799             A      32,842       529,193

   Intermediate Series:
Class A           1,302,336             A     881,159    14,193,853
    B             1,830,315             B   1,236,086    19,953,535
    C                43,467             C      29,355       473,862
    Z               201,141             Z     136,091     2,192,167

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                    Unrealized
                                  Net Assets       Appreciation
                                  -----------      -------------
Maryland Series                   $27,860,594       $ 2,342,040
Michigan Series                    50,084,990         4,856,230
Intermediate Series                36,813,417         1,858,582

The aggregate net assets of the National Municipals Fund immediately before the acquisition was $607,552,044.
--------------------------------------------------------------------------------

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A
                                                        -----------------------------------------------------------
                                                                          Year Ended December 31,
                                                        -----------------------------------------------------------
                                                          1998         1997         1996         1995        1994
                                                        --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  16.12     $  15.56     $  15.98     $  14.42     $ 16.30
                                                        --------     --------     --------     --------     -------
Income from investment operations
Net investment income...............................         .79          .81(b)       .82(b)       .81(b)      .81
Net realized and unrealized gain (loss) on
   investment transactions..........................         .06          .67         (.42)        1.57       (1.78)
                                                        --------     --------     --------     --------     -------
   Total from investment operations.................         .85         1.48          .40         2.38        (.97)
                                                        --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income................        (.79)        (.81)        (.82)        (.81)       (.81)
Distributions in excess of net investment income....          --(c)      (.01)          --(c)      (.01)         --
Distributions from net realized gains...............        (.12)        (.10)          --           --        (.10)
                                                        --------     --------     --------     --------     -------
   Total distributions..............................        (.91)        (.92)        (.82)        (.82)       (.91)
                                                        --------     --------     --------     --------     -------
Net asset value, end of year........................    $  16.06     $  16.12     $  15.56     $  15.98     $ 14.42
                                                        ========     ========     ========     ========     =======
TOTAL RETURN(a):....................................        5.41%        9.80%        2.66%       16.91%      (6.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $481,926     $493,178     $502,739     $538,145     $12,721
Average net assets (000)............................    $483,759     $491,279     $508,159     $446,350     $14,116
Ratios to average net assets:
   Expenses, including distribution fees............         .73%         .70%(b)      .68%(b)      .75%(b)     .77%
   Expenses, excluding distribution fees............         .63%         .60%(b)      .58%(b)      .65%(b)     .67%
   Net investment income............................        4.89%        5.15%(b)     5.31%(b)     5.34%(b)    5.38%
For Class A, B and C shares:
   Portfolio turnover rate..........................          23%          38%          46%          98%        120%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class B
                                                        ------------------------------------------------------------
                                                                          Year Ended December 31,
                                                        ------------------------------------------------------------
                                                          1998         1997         1996         1995         1994
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  16.16     $  15.60     $  16.02     $  14.45     $  16.33
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................         .73          .75(b)       .76(b)       .76(b)       .75
Net realized and unrealized gain (loss) on
   investment transactions..........................         .06          .67         (.42)        1.58        (1.78)
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................         .79         1.42          .34         2.34        (1.03)
                                                        --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.73)        (.75)        (.76)        (.76)        (.75)
Distributions in excess of net investment income....          --(c)      (.01)          --(c)      (.01)          --
Distributions from net realized gains...............        (.12)        (.10)          --           --         (.10)
                                                        --------     --------     --------     --------     --------
   Total distributions..............................        (.85)        (.86)        (.76)        (.77)        (.85)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $  16.10     $  16.16     $  15.60     $  16.02     $  14.45
                                                        ========     ========     ========     ========     ========
TOTAL RETURN(a):....................................        4.99%        9.35%        2.26%       16.49%       (6.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $119,698     $141,528     $168,185     $222,865     $672,272
Average net assets (000)............................    $131,195     $151,938     $193,312     $252,313     $751,623
Ratios to average net assets:
   Expenses, including distribution fees............        1.13%        1.10%(b)     1.08%(b)     1.15%(b)     1.17%
   Expenses, excluding distribution fees............         .63%         .60%(b)      .58%(b)      .65%(b)      .67%
   Net investment income............................        4.49%        4.75%(b)     4.91%(b)     4.96%(b)     4.96%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions..
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class C
                                                        -----------------------------------------------------------------
                                                                                                     August 1,
                                                                                                      1994(e)
                                                                Year Ended December 31,               through
                                                        ---------------------------------------     December 31,
                                                         1998       1997       1996       1995          1994
                                                        ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $16.16     $15.60     $16.02     $14.44        $15.13
                                                        ------     ------     ------     ------         -----
Income from investment operations
Net investment income...............................       .69        .71(b)     .72(b)     .72(b)        .29
Net realized and unrealized gain (loss) on
   investment transactions..........................       .06        .67       (.42)      1.59          (.69)
                                                        ------     ------     ------     ------         -----
   Total from investment operations.................       .75       1.38        .30       2.31          (.40)
                                                        ------     ------     ------     ------         -----
Less distributions
Dividends from net investment income................      (.69)      (.71)      (.72)      (.72)         (.29)
Distributions in excess of net investment income....        --(c)    (.01)        --(c)    (.01)           --
Distributions from net realized gains...............      (.12)      (.10)        --         --            --
                                                        ------     ------     ------     ------         -----
   Total distributions..............................      (.81)      (.82)      (.72)      (.73)         (.29)
                                                        ------     ------     ------     ------         -----
Net asset value, end of period......................    $16.10     $16.16     $15.60     $16.02        $14.44
                                                        ======     ======     ======     ======         =====
TOTAL RETURN(a):....................................      4.73%      9.08%      2.01%     16.22%        (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $2,296       $825       $772       $403          $141
Average net assets (000)............................    $1,555       $758       $674       $247          $103
Ratios to average net assets:
   Expenses, including distribution fees............      1.38%      1.35%(b)   1.33%(b)   1.40%(b)      1.51%(d)
   Expenses, excluding distribution fees............       .63%       .60%(b)    .58%(b)    .65%(b)       .76%(d)
   Net investment income............................      4.23%      4.50%(b)   4.67%(b)   4.66%(b)      4.84%(d)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999
--------------------------------------------------------------------------------

                                  APPENDIX I
                  DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

  The four highest ratings of Moody's Investors Service ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The forgoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

  The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1" "SP-2" and "SP-3". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

  Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rate issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                  APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                 APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.


                             [Graph appears here]


              Value of $1.00 invested on 1/1/26 through 12/31/98

        Small Stocks  -- $5,116.95        Long-Term Bonds -- $44.18
        Common Stocks -- $2,350.89        Treasury Bills  -- $14.94
                                          Inflation       -- $ 9.16



Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 to September 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



                              [CHART APPEARS HERE]
           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR         1988  1989  1990  1991  1992  1993  1994   1995  1996  1997  1998
-------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS/1/      7.0% 14.4%  8.5% 15.3%  7.2% 10.7% (3.4%) 18.4%  2.7%  9.6% 10.0%
-------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES/2/ 8.7% 15.4% 10.7% 15.7%  7.0%  6.8% (1.6%) 16.8%  5.4%  9.5%  7.0%
-------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE CORPORATE
BONDS/3/      9.2% 14.1%  7.1% 18.5%  8.7% 12.2% (3.9%) 22.3%  3.3% 10.2%  8.6%
-------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS/4/     12.5%  0.8% (9.6%)46.2% 15.8% 17.1% (1.0%) 19.2% 11.4% 12.8%  1.6%
-------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS/5/      2.3% (3.4%)15.3% 16.2%  4.8% 15.1%  6.0%  19.6%  4.1% (4.3%) 5.3%
-------------------------------------------------------------------------------
DIFFERENCE
BETWEEN
HIGHEST AND
LOWEST RETURNS
PERCENT      10.2% 18.8% 24.9% 30.9% 11.0% 10.3%  9.9%   5.5%  8.7% 17.1%  8.4%



/1/LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/4/LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)
                           [LINE GRAPH APPEARS HERE]

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-3

                                  APPENDIX IV
                      INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other health care products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $314 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions and Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,100 offices across the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership./3/

  Financial Services. The Prudential Savings Bank (FSB), a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of December 30, 1997 Prudential Investments Fund Management LLC was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
---------

/1/PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercater Asset Management, L.P., as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/As of December 31, 1997.

/3/On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.4 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities./5/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial Advisers SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
---------

/4/As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

/5/As of December 31, 1998.

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.

    (a)(1) Restated Articles of Incorporation. Incorporated by reference to
       Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).

      (2) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

    (b)Amended and restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR filed on March 1, 1994 (File No. 2-66407).

    (c)Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

    (d)(1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).

      (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and the Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).

    (e)(1) Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

      (2) Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

    (g)Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).

    (h)Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
       Exhibit 9(a) to Post-Effective Amendment No. 25 to Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).

    (i)(1) Opinion of Swidler, Berlin, Shereff, Friedman, LLP (f.k.a., Shereff, Friedman, Hoffman & Goodman, LLP). Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on March 4, 1998 (File No. 2-66407).

      (2) Consent of Counsel.*

    (j)Consent of Independent Accountants.*

    (m)(1) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

      (2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

      (3) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).

    (n) Financial Data Schedules.*

    (o)Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).
---------

 *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(b), 6(c) and 6(d) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant intends to purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC (PIFM).

  See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference.

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

 NAME AND ADDRESS   POSITION WITH PIFM                    PRINCIPAL OCCUPATIONS
 ----------------   ------------------                    ---------------------
 Robert F. Gunia    Executive Vice        Vice President, Prudential Investments; Executive Vice
                    President and          President and Treasurer, PIFM; Senior Vice President,
                    Treasurer              Prudential Securities
 Neil A. McGuinness Executive Vice        Executive Vice President and Director of Marketing,
                    President              Prudential Mutual Funds & Annuities (PMF&A);
                                           Executive Vice President, PIFM
 Brian M. Storms    Officer-in-Charge,    President, PMF&A; Officer-in-Charge, President, Chief
                    President, Chief       Executive Officer and Chief Operating Officer, PIFM
                    Executive Officer
                    and Chief Operating
                    Officer
 Robert J. Sullivan Executive Vice        Executive Vice President, PMF&A; Executive Vice
                    President              President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 NAME AND ADDRESS     POSITION WITH PIC                   PRINCIPAL OCCUPATIONS
 ----------------     -----------------                   ---------------------
 E. Michael Caulfield     Chairman        Chief Executive Officer of Prudential Investments
                          of the           (PIC) of The Prudential Insurance Company of America
                          Board,           (Prudential)
                          President
                          and Chief
                          Executive
                          Officer
                          and
                          Director
 John R. Strangfeld       Vice            President of Private Asset Management Group of
                          President        Prudential; Senior Vice President, Prudential; Vice
                          and              President and Director, PIC
                          Director

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Pacific Index Fund, Prudential Real Estate Securities Fund, Prudential Small Company Value Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Stock Index Fund, Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, and The Target Portfolio Trust.

  (b) Information concerning the officers and directors of PIMS is set forth below.

                        POSITIONS AND                          POSITIONS AND
                        OFFICES WITH                           OFFICES WITH
NAME(/1/)               UNDERWRITER                            REGISTRANT
---------               -------------                          -------------
E. Michael Caulfield... President                              None


Mark R. Fetting........ Executive Vice President               None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
  07102


Jean D. Hamilton....... Executive Vice President               None


Ronald P. Joelson...... Executive Vice President               None


Brian M. Storms........ Executive Vice President               President and Director
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
  07102


John R. Strangfeld..... Executive Vice President               None


Mario A. Mosse......... Senior Vice President and Chief        None
                         Operating Officer


Scott S. Wallner....... Vice President, Secretary and Chief    None
                         Legal Officer


Michael G. Williamson.. Vice President, Comptroller and Chief  None
                         Financial Officer


C. Edward Chaplin...... Treasurer                              None

---------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey, 08837. Documents required by Rules 31a-1 (b) (5), (6), (7), (9), (10) and (11) and 31a-1 (f) will be kept at Three
Gateway Center, documents required by Rules 31a-1 (b) (4) and (11) and 31a-1
(d) at Three Gateway Center and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services. Inc.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 3rd day of March, 1999.

                        PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                        /s/ Brian M. Storms
                        ---------------------------------
                        (BRIAN M. STORMS, PRESIDENT)

  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

 SIGNATURE                                   TITLE                         DATE
 ---------                                   -----                         ----
 /s/ Edward D. Beach                         Director                  March 3, 1999
 -------------------------------------------
   EDWARD D. BEACH                                                     March 3, 1999
 /s/ Eugene C. Dorsey                        Director                  March 3, 1999
 -------------------------------------------
   EUGENE C. DORSEY
 /s/ Delayne Dedrick Gold                    Director                  March 3, 1999
 -------------------------------------------
   DELAYNE DEDRICK GOLD
 /s/ Robert F. Gunia                         Vice President and
 -------------------------------------------  Director                 March 3, 1999
   ROBERT F. GUNIA
 /s/ Mendel A. Melzer                        Director                  March 3, 1999
 -------------------------------------------
   MENDEL A. MELZER
 /s/ Thomas T. Mooney                        Director                  March 3, 1999
 -------------------------------------------
   THOMAS T. MOONEY
 /s/ Thomas H. O'Brien                       Director                  March 3, 1999
 -------------------------------------------
   THOMAS H. O'BRIEN
 /s/ Richard A. Redeker                      Director                  March 3, 1999
 -------------------------------------------
   RICHARD A. REDEKER
 /s/ Brian M. Storms                         President and Director    March 3, 1999
 -------------------------------------------
   BRIAN M. STORMS
 /s/ Nancy Hays Teeters                      Director                  March 3, 1999
 -------------------------------------------
   NANCY HAYS TEETERS
 /s/ Louis A. Weil, III                      Director                  March 3, 1999
 -------------------------------------------
   LOUIS A. WEIL, III
 /s/ Grace C. Torres                         Principal Financial and
 -------------------------------------------  Accounting Officer       March 3, 1999
   GRACE C. TORRES

                                 EXHIBIT INDEX

    (i) (2) Consent of Counsel.

    (j) Consent of Independent Accountants.

    (n) Financial Data Schedules.